As filed with the Securities and Exchange Commission on June 2, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT - MAY 25, 2000



Commission   Registrant, State of Incorporation      I.R.S. Employer
File Number  Address and Telephone Number           Identification No.
-----------  -------------------------------------  ------------------

0-25595      NIAGARA MOHAWK HOLDINGS, INC.          16-1549726
             (a New York corporation)
             300 Erie Boulevard West
             Syracuse, New York 13202
             Telephone 315-474-1511

1-2987       NIAGARA MOHAWK POWER CORPORATION       15-0265555
             (a New York corporation)
             300 Erie Boulevard West
             Syracuse, New York 13202
             Telephone 315-474-1511

Item 5.  Other Events
---------------------

(a) On May 25, 2000, the New York State Department of Environmental
    Conservation issued an air pollution notice of violation to Niagara Mohawk Power Corporation ("Niagara Mohawk") regarding the operation of its two formerly owned coal-fired generation plants (Huntley and Dunkirk). The notice of violation was also issued to NRG Energy, Inc., the current owner and operator of both plants. The notice alleges violations of the federal Clean Air Act and the New York State Environmental Conservation Law resulting from the alleged failure of the companies to obtain permits for plant modifications and the alleged failure to install air pollution control equipment. Niagara Mohawk is unable to predict whether or not the alleged violations will have an adverse material effect on its financial position and results of operation.

(b) On June 1, 2000, Niagara Mohawk Power Corporation issued a press release regarding an announcement to auction their ownership interest in the Nine Mile Point Unit 1 and Unit 2 nuclear plants. (Exhibit No. 99).

Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release issued on June 1, 2000 regarding an announcement to auction Niagara Mohawk Power Corporation's ownership interest in the Nine Mile Point Unit 1 and Unit 2 nuclear plants.

             NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                       NIAGARA MOHAWK HOLDINGS, INC.
                                       -----------------------------
                                               (Registrant)



Date:  June 2, 2000               By:  /s/Steven W. Tasker
                                       -----------------------------
                                       Steven W. Tasker
                                       Vice President-Controller and
                                       Principal Accounting Officer,
                                       in his respective capacities
                                       as such







                                       NIAGARA MOHAWK POWER CORPORATION
                                       --------------------------------
                                                (Registrant)



Date:  June 2, 2000               By:  /s/Steven W. Tasker
                                       -----------------------------
                                       Steven W. Tasker
                                       Vice President-Controller and
                                       Principal Accounting Officer,
                                       in his respective capacities
                                       as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release issued on June 1, 2000 regarding an announcement to auction Niagara Mohawk Power Corporation's ownership interest in the Nine Mile Point Unit 1 and Unit 2 nuclear plants.